                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being the duly elected President, Chief Executive Officer and Director of First Golden American Life Insurance Company of New York ("First Golden"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign First Golden's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date: October 16, 1996
     ------------------


                              /s/ Terry L. Kendall
                              ----------------------
                              Terry L. Kendall
                              President, Chief Executive Officer
                                    and Director

                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Senior Vice President and Treasurer
(Chief Financial Officer) of First Golden American
Life Insurance Company of New York ("First Golden"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign First Golden's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date: March 7, 1997
     ------------------


                              /s/ Mary Bea Wilkinson
                              ----------------------
                              Mary Bea Wilkinson
                              Senior Vice President and
                                    Treasurer (Chief
                                    Financial Officer)

                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Executive Vice President and Director of First Golden American Life Insurance Company of New York ("First Golden"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign First Golden's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date: November 14, 1996
     ------------------


                              Barnett Chernow
                              ----------------------
                              Barnett Chernow
                              Executive Vice President
                                    and Director

                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Executive Vice President, General Counsel, Secretary and Director of First Golden American Life Insurance Company of New York ("First Golden"), constitutes and appoints Marilyn Talman, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign First Golden's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date: October 12, 1996
     ------------------


                              /s/ Myles R. Tashman
                              ----------------------
                              Myles R. Tashman
                              Executive Vice President
                                    General Counsel, Secretary
                                    and Director

                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of First Golden American Life Insurance Company of New York ("First Golden"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign First Golden's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date: October 18, 1996
     ------------------


                              /s/ Stephen J. Friedman
                              ----------------------
                              Stephen J. Friedman
                              Director

                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of First Golden American Life Insurance Company of New York ("First Golden"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign First Golden's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date: October 15, 1996
     ------------------


                              /s/ Bernard Levitt
                              ----------------------
                              Bernard Levitt
                              Director

                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of First Golden American Life Insurance Company of New York ("First Golden"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign First Golden's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date: October 15, 1996
     ------------------


                              /s/ Roger R. Martin
                              ----------------------
                              Roger R. Martin
                              Director

                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of First Golden American Life Insurance Company of New York ("First Golden"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign First Golden's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date: November 18, 1996
     ------------------


                              /s/ Andrew Kalinowski
                              ----------------------
                              Andrew Kalinowski
                              Director

                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of First Golden American Life Insurance Company of New York ("First Golden"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign First Golden's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date: March 11, 1997
     ------------------


                              /s/ Frederick S. Hubbell
                              ------------------------
                              Frederick S. Hubbell
                              Director